UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 30, 2018

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport CA 92663

 (Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2018, Digital Power Lending, LLC (“DPL”), a wholly-owned subsidiary of DPW Holdings, Inc., entered into Amendment No. 2 (the “Purchase Agreement Amendment”) to the securities purchase agreement, dated May 23, 2018, as amended by Amendment No. 1 thereto dated June 28, 2018, among DPL, I.AM INC. (“I.AM”), David J. Krause and Deborah J. Krause (collectively with David J. Krause, the “I.AM Stockholders”). Pursuant to the Purchase Agreement Amendment, the deadline for the parties to enter into a management agreement between I.AM and a separate management company formed and operated by the I.AM Stockholders was extended to August 31, 2018.

The foregoing description of the Purchase Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of such agreement filed as an exhibit to this Form 8-K.

Item 9.01 Exhibits and Financial Statements.

(d)          Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Securities Purchase Agreement, dated July 30, 2018, among Digital Power Lending, LLC, I.AM INC., David J. Krause, and Deborah J. Krause

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: August 3, 2018	/s/ William Horne
William Horne Chief Financial Officer